UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 27, 2005


                                 SIRICOMM, INC.
             (Exact name of registrant as specified in its Charter)

         Delaware                      0-18399                    62-1386759
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)                 File No.)             Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri                 64804
-------------------------------------------------              ----------
   (Address of principal executive offices)                    (Zip Code)


                                 (417) 626-9961
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01 Entry into a Material Agreement

         On December 27, 2005, SiriCOMM, Inc.(the "Registrant") entered into a Loan Agreement ("Loan Agreement") with Sunflower Capital, LLC, a limited liability company managed by William P. Moore, a director of the Registrant. The loan is in the principal amount of $500,000 and is evidenced by a Convertible Promissory Note due July 1, 2006 (the "Note"). As consideration for Sunflower making the loan, the Registrant issued to Sunflower a warrant to purchase 200,000 shares of the Registrant's common stock at $1.26 per share. The warrant expires December 15, 2010.

         The Note mandatorily converts into the Registrant's units consisting of one share of common stock and one redeemable common stock purchase warrant exercisable at $1.50 per share during the period commencing on the date of issuance and expiring five (5) years thereafter. The Note will convert into such units at the rate of $1.15 per unit upon the closing of a private placement as described in the Loan Agreement. In the event the private placement does not close, Sunflower will have the option to convert the Note into shares of the registrant's common stock and common stock purchase warrants at a variable conversion price determined by taking the value weighted average price of the Registrant's common stock for the 20 trading days prior to the date the conversion notice is sent to the Company. In addition, the Registrant will issue to Sunflower such number of warrants equal to the number of shares being issued upon conversion. The exercise price of such warrants shall be equal to the conversion price plus $.25. These warrants will be exercisable for a period of five years from the date of issuance.

         The proceeds of the loan will be used by the Registrant as general working capital.

Item 3.02 Unregistered Sales of Equity Securities

         The information disclosed in Item 1.01 of this report is incorporated by reference in this Item 3.02. Sunflower Capital, LLC represented that it is accredited and the issuance of the Registrant's securities was negotiated between itself and the Registrant without a broker-dealer or payment of commission in reliance on Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

                  c) Exhibits

                  10.1     Loan Agreement
                  10.2     Convertible Promissory Note
                  10.3     Warrant

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SIRICOMM,  INC.
                                                   (Registrant)


Date: January 3, 2006                              By: /s/ J. Richard Iler
                                                      --------------------------
                                                      J. Richard Iler,
                                                      Chief Financial Officer

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